SEASONS SERIES TRUST

Supplement to the Statement of Additional Information Dated July 29, 2005

In the section titled "EXECUTION OF PORTFOLIO TRANSACATIONS," insert the following section before the section titled "2005 Brokerage Commissions".

Commission Recapture Program

The Board of Trustees determined at the March 18, 2005 meeting that a commission recapture program is in the best interest of each Portfolio of Seasons Series Trust (the "Trust") and its shareholders and therefore has conveyed that information to the Subadvisers and implemented such a commission recapture program. The commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer who commits to returning a portion of their commission to the respective underlying Portfolio. A Portfolio may participate in a commission recapture program, provided the portfolio manager can obtain the best price and execution for trades as described above. The brokerage of one Portfolio will not be used to help pay the expenses, or otherwise recaptured for the benefit, of any other Portfolio. AIG SunAmerica Asset Management Corp. ("SAAMCo") will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the commission recapture program will be over and above such waivers and/or reimbursements, so that SAAMCo will not receive any direct or indirect economic benefit from the commission recapture program.

The following table reflects the commission recapture activity for the period ended March 31, 2005.

Portfolio	Total Expense Reductions

Asset Allocation: Diversified Growth	$1,639

Dated: September 20, 2005